EXHIBIT 99.1

                                                                  EXECUTION COPY




                               LEVI STRAUSS & CO.

                      SECOND AMENDMENT TO CREDIT AGREEMENT


                  This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of January 28, 2002 and entered into by and among LEVI STRAUSS & CO., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof (the "Lenders"), BANK OF AMERICA, N.A. ("Bank of America"), as the provider of Swing Line Advances (the "Swing Line Bank"), BANC OF AMERICA SECURITIES LLC and SALOMON SMITH BARNEY INC., as co-lead arrangers and joint book managers (the "Co-Lead Arrangers"), CITICORP USA, INC., as the syndication agent (the "Syndication Agent"), THE BANK OF NOVA SCOTIA, as the documentation agent (the "Documentation Agent"), and BANK OF AMERICA, N.A., as the administrative and collateral agent (the "Administrative Agent"), and is made with reference to that certain Credit Agreement dated as of February 1, 2001, as amended by First Amendment to Credit Agreement dated as of July 11, 2001 (the "Credit
Agreement"), by and among the Borrower, the Lenders, Swing Line Bank, Syndication Agent, Documentation Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.




                                 R E C I T A L S
                                 - - - - - - - -

                  WHEREAS,  the    Borrower    anticipates   incurring   certain
restructuring and related charges in Fiscal Year 2002;

                  WHEREAS,  such  charges  will   result   in   a   decrease  in
Consolidated EBITDA;

                  WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement in order to facilitate the Restructuring (as defined below);

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


                Section 1.   AMENDMENTS TO THE CREDIT AGREEMENT

                1.1   Amendments to Article 1:  Definitions and Accounting Terms
                      ----------------------------------------------------------

                A. Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

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                "`Applicable Margin Consolidated EBITDA' means, for any  period,
(a) Consolidated Net Income for such period plus (b) the sum of each of the following expenses that have been deducted in the determination of Consolidated Net Income for such period: (i) Consolidated Interest Expense for such period,
(ii) all income tax expense (whether federal, state, local, foreign or otherwise) of the Borrower and its Subsidiaries for such period, (iii) all depreciation expense of the Borrower and its Subsidiaries for such period, (iv) all amortization expense of the Borrower and its Subsidiaries for such period, and (v) all nonoperating expense of the Borrower and its Subsidiaries for such period minus all nonoperating income of the Borrower and its Subsidiaries for such period."

                "`Mandatory Prepayment Consolidated EBITDA' means, for any period, (a) Consolidated Net Income for such period plus (b) the sum of each of the following expenses that have been deducted in the determination of Consolidated Net Income for such period: (i) Consolidated Interest Expense for such period, (ii) all income tax expense (whether federal, state, local, foreign or otherwise) of the Borrower and its Subsidiaries for such period, (iii) all depreciation expense of the Borrower and its Subsidiaries for such period, (iv) all amortization expense of the Borrower and its Subsidiaries for such period,
(v) all nonoperating expense of the Borrower and its Subsidiaries for such period minus all nonoperating income of the Borrower and its Subsidiaries for such period, and (vi) non-cash Restructuring and Related Charges for such period."

                "`Applicable Margin Leverage Ratio' means, at any date of determination, the ratio of (a) all Funded Debt of the Borrower and its Subsidiaries on such date to (b) Applicable Margin Consolidated EBITDA for the most recently completed Measurement Period prior to such date for which the Required Financial Information has been delivered under Section 5.03(b) or (c), as the case may be."

                "`Restructuring' means the proposed restructuring outlined by the Borrower in that certain press release dated January 16, 2002, attached hereto as Exhibit H."

                "`Restructuring and Related Charges' means all expenses incurred in connection with the Restructuring and treated as restructuring charges in accordance with GAAP and all expenses related to the Restructuring that do not constitute restructuring charges for purposes of GAAP."

                B. Section 1.01 of the Credit Agreement is hereby further amended by changing all references to "Leverage Ratio" to "Applicable Margin Leverage Ratio" in the term "Applicable Margin" contained therein.

                C. Section 1.01 of the Credit Agreement is hereby further amended by changing all references to "Consolidated EBITDA" to "Mandatory
Prepayment Consolidated EBITDA" in the term "Consolidated Excess Cash Flow" contained therein.

                D. Section 1.01 of the Credit Agreement is hereby further amended by deleting the terms "Consolidated EBITDA" and "Hedge Bank Hedge Agreement" therefrom in their entirety and substituting the following therefor:

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                "`Consolidated EBITDA' means, for any  period, (a)  Consolidated
Net Income for such period plus (b) the sum of each of the following expenses that have been deducted in the determination of Consolidated Net Income for such period: (i) Consolidated Interest Expense for such period, (ii) all income tax expense (whether federal, state, local, foreign or otherwise) of the Borrower and its Subsidiaries for such period, (iii) all depreciation expense of the Borrower and its Subsidiaries for such period, (iv) all amortization expense of the Borrower and its Subsidiaries for such period, (v) all nonoperating expense of the Borrower and its Subsidiaries for such period minus all nonoperating income of the Borrower and its Subsidiaries for such period, (vi) Restructuring and Related Charges for such period; provided, however, that to the extent cumulative cash Restructuring and Related Charges exceed $165,000,000, the excess over $165,000,000 will not be added back to Consolidated Net Income, and
(vii) accruals for the Borrower's long term management incentive program during such period minus (c) cash payments made by the Borrower during such period under such long term management incentive program."

                "`Hedge Bank Hedge Agreement' means any Ordinary Course Hedge Agreement that is entered into by and between the Borrower, FinServ or any Material Domestic Subsidiary that is party to the Subsidiary Guaranty and any Hedge Bank that is subject to a legally enforceable netting agreement between the Borrower, FinServ, or such Material Domestic Subsidiary, as the case may be, and such Hedge Bank."

                1.2  Amendments to Article V: Covenants of the Borrower

                A. Section 5.02(b)(iii)(D) of the Credit Agreement is hereby amended to read in its entirety as follows:

                "Debt of the Borrower, FinServ and each Material Domestic Subsidiary party to the Subsidiary Guaranty in respect of Ordinary Course Hedge Agreements and consistent with prudent business practice, provided that the aggregate Agreement Value of all such Ordinary Course Hedge Agreements under which the Borrower, FinServ or such Material Domestic Subsidiary would be required to make a payment on termination thereof do not exceed in the aggregate $75,000,000 (net of the value of cash, Cash Equivalents or other assets deposited in a margin account in connection with any such Ordinary Course Hedge Agreements and the face amount of any letter of credit issued with respect to any such Ordinary Course Hedge Agreements) at any time outstanding;"

                B. Section 5.02(b)(iii)(Q) of the Credit Agreement is hereby amended to read in its entirety as follows:

                "in addition to the foregoing clauses 5.02 (b)(iii)(A)-(P), Debt other than Ordinary Course Hedge Agreements of the Borrower and its Subsidiaries not exceeding $150,000,000 in the aggregate at any time."

                C. Section 5.04(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

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                "Leverage Ratio. Maintain at all times a Leverage Ratio  of  not more than the amount set forth below for each Business Day occurring in the periods set forth below:

                -------------------------------------- -------------------------
                          Period                           Ratio
                -------------------------------------- -------------------------

                   11/25/01 - 05/25/02                    4.00:1.00
                -------------------------------------- -------------------------

                   05/26/02 - 11/23/02                    3.75:1.00
                -------------------------------------- -------------------------

                   11/24/02 - 05/24/03                    3.50:1.00
                -------------------------------------- -------------------------

                   05/25/03 - 08/23/03                    3.25:1.00
                -------------------------------------- -------------------------

                   08/24/03 - 08/29/03                    3.00:1.00
                -------------------------------------- -------------------------


                D. Section 5.04(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Senior Secured Leverage Ratio. Maintain at all times a Senior
                  ------------------------------
         Secured Leverage Ratio of not more than the amount set forth below for each Business Day occurring in the periods set forth below:

                -------------------------------------- -------------------------
                          Period                           Ratio
                -------------------------------------- -------------------------

                   11/25/01 - 11/23/02                    1.50:1.00
                -------------------------------------- -------------------------

                   11/24/02 - 05/24/03                    1.25:1.00
                -------------------------------------- -------------------------

                   05/25/03 - 08/29/03                    1.00:1.00
                -------------------------------------- -------------------------


                1.3  Amendments to Exhibits

                Exhibit A hereto is added to the Credit Agreement as Exhibit H thereto.

                Section 2. AMENDMENTS  TO  PLEDGE  AND  SECURITY  AGREEMENT  AND
                           SUBSIDIARY GUARANTY

                The parties agree that, as of the Second Amendment Effective Date (as defined below), the Pledge and Security Agreement and the Subsidiary Guaranty shall be amended or supplemented as set forth in the forms thereof provided to the Lenders.

                Section 3. CONDITIONS TO EFFECTIVENESS

                Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):


                A. On or before the Second Amendment Effective Date, the Borrower shall deliver to the Lenders (or to the Administrative Agent for the Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

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                        1. Secretary's  Certificate  dated  as   of  the  Second
        Amendment Effective Date, certifying that there have been no changes to its Articles of Incorporation or Bylaws since July 11, 2001 and that the
        Restructuring  has  been  approved  and  authorized  by  all   necessary
        corporate action, together with a good standing certificate from the Secretary of State of the State of Delaware dated a recent date prior to the Second Amendment Effective Date;

                        2. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and

                        3. Signature and incumbency certificates of its officers executing this Amendment.

                B. On or before the Second Amendment Effective Date, the Borrower and each other Loan Party shall execute First Amendment to Pledge and Security Agreement, dated as of January 28, 2002, in form and substance satisfactory to the Lenders.

                C. On or before the Second Amendment Effective Date, the Borrower and each other Loan Party shall execute First Amendment to Subsidiary Guaranty, dated as of January 28, 2002, in form and substance satisfactory to the Lenders.

                D. On or before the Second Amendment Effective Date, subject to the execution of this Amendment by at least the Required Lenders, the Borrower shall pay to the Administrative Agent, for the benefit of each Lender that approves this Amendment no later than 5:00 p.m. (New York time) on January 29, 2002, a fee equal to such Lender's aggregate Commitment multiplied by .25% and
                                                          -------------
shall have paid all accrued fees and expenses of the Agents.

                Section 4.  BORROWER'S REPRESENTATIONS AND WARRANTIES

                In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                A. Organization and Powers. The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not be reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all Governmental Authorizations) to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").


                B. No Conflict. The execution and delivery of this Amendment and performance by the Borrower of the Amended Agreement are within the Borrower's corporate powers,  have been duly authorized by all necessary corporate action, and do not
(i) contravene the Borrower's Constitutive Documents, (ii) violate any Requirements of Law, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties or (iv) except for the Liens created or permitted under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries are in violation of any such Requirements of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

                C. Governmental Consents. No Governmental Authorization, and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery, recordation or filing of this Amendment or the performance by the Borrower of the Amended Agreement.

                D. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower, and are the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

                E. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article IV of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                Section 5. MISCELLANEOUS

                A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

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

                (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                B. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 2.08 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                D. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK) WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

                E. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be as effective as delivery of an original executed counterpart of this Amendment. This Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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